UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 9, 2009
LANCE, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-398	56-0292920

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14120 Ballantyne Corporate Place, Suite 350	28277

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 554-1421
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 11, 2009, Lance, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter ended December 27, 2008. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference. The Company will hold an investor conference call on February 11, 2009 to discuss its financial results for the fourth quarter of 2008. The press release contain forward-looking statements regarding the Company and include cautionary statements identifying important factors that could cause actual results to differ materially.
The information furnished under this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Frank I. Lewis, Senior Vice President of Lance, Inc., retired from Lance, Inc., effective February 9, 2009, upon approval of his retirement prior to age 65 by the Compensation Committee of the Board of Directors.
Item 8.01. Other Events.
On February 10, 2009, the Company issued a press release announcing the declaration of a regular quarterly dividend. A copy of the press release is attached as Exhibit 99.2 hereto and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
99.1	Press Release, dated February 11, 2009, with respect to the Company’s financial results for the fourth quarter ended December 27, 2008.

99.2	Press Release, dated February 10, 2009, announcing the declaration of a regular quarterly dividend.
The information furnished as Exhibits 99.1 and 99.2 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCE, INC.
Date: February 11, 2009	By:	/s/ Rick D. Puckett
Rick D. Puckett
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No: 0-398
February 9, 2009
LANCE, INC.
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated February 11, 2009, with respect to the Company’s financial results for the fourth quarter ended December 27, 2008.

99.2	Press Release, dated February 10, 2009, announcing the declaration of a regular quarterly dividend.